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                                  [LETTERHEAD]

                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Piper Institutional Funds Inc.:

We consent to the use of our report dated November 7, 1997 incorporated by reference herein and to the references to our Firm under the headings "FINANCIAL HIGHLIGHTS" in Part A and "FINANCIAL STATEMENTS" in Part B of the Registration Statement.


                                              /s/KPMG Peat Marwick LLP
                                              KPMG Peat Marwick LLP

Minneapolis, Minnesota
December 23, 1997